Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS RECORD

EARNINGS FOR THE FIRST SIX MONTHS OF 2014

Highlights:

•                  Net earnings of $205.0 million, or $2.04 per diluted share, for the first half

•                  Net earnings of $97.1 million, or $0.97 per diluted share, for the second quarter

•                  GAAP combined ratio of 83.5% for the second quarter and 83.2% for the first half

•                  Annualized return on equity of 10.8% for the first half

•                  Annualized operating return on equity(a) of 10.7% for the first half

•                  Gross written premium increased 3% to $832.7 million for the second quarter and 3% to $1.6 billion for the first half

•                  Book value per share increased 7% for the first half to $39.12

HOUSTON (July 29, 2014) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for its second quarter ended June 30, 2014.

Net earnings were $97.1 million, or $0.97 per diluted share, in the second quarter of 2014, compared to $88.2 million, or $0.87 per diluted share, in the same quarter of 2013.  Net earnings were $205.0 million, or $2.04 per diluted share, in the first six months of 2014, versus $194.0 million, or $1.92 per diluted share, in the same period of 2013.

The Company’s combined ratio was 83.5% for the second quarter of 2014, compared to 85.3% for the same quarter of 2013.  The combined ratio was 83.2% for the first six months of 2014, versus 84.5% for the same period of 2013.  The net paid loss ratio was 59.4% for the first half of 2014, compared to 52.2% for the same period of 2013.  HCC had no reserve development in the first six months of 2014, compared to favorable development of $11.8 million in the same period of 2013.

Christopher J.B. Williams, HCC’s Chief Executive Officer, stated, “We are very pleased to report record net earnings for the first half of the year, driven by an outstanding underwriting performance and a combined ratio of 83.2%.  HCC’s businesses continue to generate consistent, favorable results, allowing us to explore opportunities to grow our existing businesses and to add teams focused on new lines.  We believe HCC is well-positioned going forward.”

The 2014 results included accident year pretax net catastrophe losses of $4.9 million and $9.5 million in the second quarter and first six months, respectively, which reduced net earnings by $0.03 and $0.06 per share in the respective periods.  The 2013 results included pretax net catastrophe losses of $21.4 million and $26.6 million in the second quarter and first six months, respectively, which reduced net earnings by $0.14 and $0.17 per share in the respective periods.

Gross written premium increased 3% to $832.7 million in the second quarter of 2014, compared to $809.4 million in the same quarter of 2013.  Net written premium increased 3% to $647.0 million in the second quarter of 2014, versus $629.0 million in the same quarter of 2013.  Net earned premium increased 2% to $572.2 million in the second quarter of 2014, compared to $561.4 million in the same quarter of 2013.

In the first six months of 2014, compared to the same period of 2013, gross written premium increased 3% to $1.6 billion; net written premium increased 2% to $1.2 billion; and net earned premium increased 1% to $1.1 billion.

Investment income increased to $56.4 million in the second quarter of 2014, compared to $55.7 million in the same quarter of 2013, and to $113.2 million in the first six months of 2014, versus $111.4 million in the same period of 2013.  As of June 30, 2014, HCC’s fixed maturity securities portfolio had an average rating of AA, with a duration of 4.7 years and an average long-term tax equivalent yield of 4.4%.

HCC generated cash flow from operations of $195.3 million in the first six months of 2014, compared to $102.0 million in the same period of 2013.  The Company’s cash flow was decreased by U.S. Surety collateral repayments of $16.1 million in 2014 and $74.3 million in 2013.  At June 30, 2014, the Company had $413.2 million of cash and short-term investments and $384.1 million of available capacity under its $825.0 million revolving loan facility.

The Company purchased 1.0 million shares of its common stock during the first six months of 2014 for $41.5 million at an average cost of $43.21 per share.

As of June 30, 2014, total assets were $10.9 billion, shareholders’ equity was $3.9 billion and the Company’s debt to total capital ratio was 15.8%.

For further information about HCC’s 2014 second quarter earnings results, see the supplemental financial schedules that are available in the Investor Relations section of the Company’s website at http://ir.hcc.com.

HCC will hold an open conference call beginning at 8:00 a.m. Central Daylight Time on Wednesday, July 30.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the Investor Relations section of the Company’s website at http://ir.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, October 31, 2014.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading specialty insurer with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

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For more information about HCC, please visit http://www.hcc.com.

a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders’ equity excluding accumulated other comprehensive income.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

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HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2014	2013	2014	2013

Gross written premium	$1,579,451	$1,529,648	$832,729	$809,443
Net written premium	1,237,196	1,208,218	647,014	629,034
Net earned premium	1,134,860	1,122,542	572,248	561,356
Net investment income	113,244	111,433	56,438	55,668
Total revenue	1,292,504	1,263,797	643,574	629,431
Net earnings	205,047	194,012	97,136	88,162
Operating earnings*	193,039	179,558	95,746	86,419
Earnings per share (diluted)	$2.04	$1.92	$0.97	$0.87
Weighted-average shares outstanding (diluted)	98,791	99,210	98,660	99,121
Net loss ratio	57.2%	59.9%	57.2%	60.5%
Expense ratio	26.0%	24.6%	26.3%	24.8%
Combined ratio	83.2%	84.5%	83.5%	85.3%
Paid loss ratio	59.4%	52.2%	55.8%	51.1%

	June 30,	December 31,
	2014	2013

Total investments	$7,124,211	$6,718,692
Total assets	10,861,991	10,344,520
Shareholders’ equity	3,914,055	3,674,430
Debt to total capital ratio	15.8%	15.1%
Book value per share	$39.12	$36.62

*   Non-GAAP financial measure under Regulation G.  See calculation on S - 9.  Management believes operating earnings is a useful measure for understanding the Company’s profitability before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	June 30,	December 31,
	2014	2013
ASSETS

Investments
Fixed maturity securities — available for sale, at fair value	$6,333,191	$6,022,473
Equity securities — available for sale, at fair value	448,685	517,466
Short-term investments	342,335	178,753

Total investments	7,124,211	6,718,692
Cash	70,907	58,301
Restricted cash and securities	130,920	125,777
Premium, claims and other receivables	676,340	580,107
Reinsurance recoverables	1,178,200	1,277,257
Ceded unearned premium	340,853	305,438
Ceded life and annuity benefits	53,406	56,491
Deferred policy acquisition costs	226,333	201,698
Goodwill	895,799	895,200
Other assets	165,022	125,559

Total assets	$10,861,991	$10,344,520

LIABILITIES

Loss and loss adjustment expense payable	$3,841,497	$3,902,132
Life and annuity policy benefits	53,406	56,491
Reinsurance, premium and claims payable	388,855	332,985
Unearned premium	1,272,969	1,134,849
Deferred ceding commissions	100,571	89,528
Notes payable	734,174	654,098
Accounts payable and accrued liabilities	556,464	500,007

Total liabilities	6,947,936	6,670,090

SHAREHOLDERS’ EQUITY

Common stock	126,252	125,577
Additional paid-in capital	1,091,773	1,073,105
Retained earnings	3,245,554	3,085,501
Accumulated other comprehensive income	220,422	118,651
Treasury stock	(769,946)	(728,404)

Total shareholders’ equity	3,914,055	3,674,430

Total liabilities and shareholders’ equity	$10,861,991	$10,344,520

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Six months ended		Three months ended
	June 30,		June 30,
	2014	2013	2014	2013

REVENUE

Net earned premium	$1,134,860	$1,122,542	$572,248	$561,356
Net investment income	113,244	111,433	56,438	55,668
Other operating income	19,249	16,629	9,983	7,784
Net realized investment gain	25,151	13,193	4,905	4,623

Total revenue	1,292,504	1,263,797	643,574	629,431

EXPENSE

Loss and loss adjustment expense, net	648,938	672,171	327,094	339,474
Policy acquisition costs, net	142,011	137,745	72,970	70,796
Other operating expense	194,955	164,572	99,001	87,719
Interest expense	13,984	13,082	6,865	6,611

Total expense	999,888	987,570	505,930	504,600

Earnings before income tax expense	292,616	276,227	137,644	124,831
Income tax expense	87,569	82,215	40,508	36,669

Net earnings	$205,047	$194,012	$97,136	$88,162

Net earnings attributable to unvested stock	(3,282)	(3,227)	(1,590)	(1,445)

Net earnings available to common stock	$201,765	$190,785	$95,546	$86,717

Basic earnings per share data:
Net earnings per share	$2.05	$1.93	$0.97	$0.88

Weighted-average shares outstanding	98,551	98,965	98,442	98,870

Diluted earnings per share data:
Net earnings per share	$2.04	$1.92	$0.97	$0.87

Weighted-average shares outstanding	98,791	99,210	98,660	99,121

Cash dividends declared, per share	$0.450	$0.330	$0.225	$0.165

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$70,344	$75,182	(6)%	$37,897	$38,184	(1)%
Liability	92,145	76,432	21	48,673	39,339	24
Sports & Entertainment	77,090	81,528	(5)	34,948	47,093	(26)
Public Risk	35,570	37,105	(4)	14,847	15,664	(5)
Other	82,138	88,141	(7)	47,915	42,971	12
	357,287	358,388	—	184,280	183,251	1

Professional Liability	245,930	246,393	—	140,502	142,374	(1)

Accident & Health
Medical Stop-loss	431,811	405,039	7	216,413	202,231	7
Other	54,665	25,431	115	34,146	12,678	169
	486,476	430,470	13	250,559	214,909	17
U.S. Surety & Credit
Surety	80,333	80,327	—	43,131	42,631	1
Credit	32,364	31,111	4	18,514	16,558	12
	112,697	111,438	1	61,645	59,189	4
International
Marine & Energy	118,602	125,658	(6)	80,854	91,036	(11)
Property Treaty	99,929	113,995	(12)	31,937	41,650	(23)
Surety & Credit	55,251	46,196	20	28,894	25,030	15
Liability	50,078	40,210	25	27,387	22,077	24
Other	52,581	47,134	12	26,342	25,593	3
	376,441	373,193	1	195,414	205,386	(5)

Exited Lines	620	9,766	nm	329	4,334	nm

Totals	$1,579,451	$1,529,648	3%	$832,729	$809,443	3%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$58,650	$60,134	(2)%	$33,327	$31,520	6%
Liability	64,110	55,255	16	33,015	28,011	18
Sports & Entertainment	13,714	14,163	(3)	6,649	8,390	(21)
Public Risk	18,779	29,880	(37)	7,891	14,109	(44)
Other	30,132	49,437	(39)	14,495	22,957	(37)
	185,385	208,869	(11)	95,377	104,987	(9)

Professional Liability	163,805	163,761	—	94,204	96,135	(2)

Accident & Health
Medical Stop-loss	429,096	404,604	6	214,864	202,010	6
Other	54,665	25,264	116	34,146	12,590	171
	483,761	429,868	13	249,010	214,600	16
U.S. Surety & Credit
Surety	71,712	72,146	(1)	38,896	38,456	1
Credit	26,346	25,982	1	15,081	14,168	6
	98,058	98,128	—	53,977	52,624	3
International
Marine & Energy	82,082	82,972	(1)	57,197	61,499	(7)
Property Treaty	87,829	101,266	(13)	27,291	35,099	(22)
Surety & Credit	49,085	40,290	22	26,038	21,641	20
Liability	46,326	37,577	23	25,182	21,007	20
Other	40,245	35,721	13	18,409	17,108	8
	305,567	297,826	3	154,117	156,354	(1)

Exited Lines	620	9,766	nm	329	4,334	nm

Totals	$1,237,196	$1,208,218	2%	$647,014	$629,034	3%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Six months ended June 30,			Three months ended June 30,
	2014	2013	Change	2014	2013	Change

U.S. Property & Casualty
Aviation	$54,130	$56,286	(4)%	$27,371	$28,429	(4)%
Liability	53,667	48,927	10	27,029	24,977	8
Sports & Entertainment	15,555	12,480	25	7,418	6,168	20
Public Risk	25,007	32,755	(24)	11,973	16,395	(27)
Other	37,229	34,515	8	14,745	15,463	(5)
	185,588	184,963	—	88,536	91,432	(3)

Professional Liability	173,577	185,223	(6)	88,127	92,444	(5)

Accident & Health
Medical Stop-loss	429,124	404,604	6	214,894	202,010	6
Other	43,357	30,343	43	25,444	15,812	61
	472,481	434,947	9	240,338	217,822	10
U.S. Surety & Credit
Surety	71,723	72,725	(1)	36,878	37,118	(1)
Credit	25,411	24,506	4	13,313	12,936	3
	97,134	97,231	—	50,191	50,054	—
International
Marine & Energy	43,550	52,292	(17)	21,703	26,584	(18)
Property Treaty	51,413	58,498	(12)	26,648	29,743	(10)
Surety & Credit	40,139	36,066	11	20,203	17,853	13
Liability	40,365	35,583	13	21,229	18,408	15
Other	29,993	27,973	7	14,944	12,682	18
	205,460	210,412	(2)	104,727	105,270	(1)

Exited Lines	620	9,766	nm	329	4,334	nm

Totals	$1,134,860	$1,122,542	1%	$572,248	$561,356	2%

nm - Not meaningful

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Six months ended		Three months ended
	June 30,		June 30,
	2014	2013	2014	2013

Sources of net investment income:

Fixed maturity securities
Taxable	$47,279	$51,022	$24,019	$25,062
Exempt from U.S. income taxes	57,175	56,075	28,592	28,186
Total fixed maturity securities	104,454	107,097	52,611	53,248
Equity securities	12,143	7,808	5,506	4,228
Other	728	399	297	434
Total investment income	117,325	115,304	58,414	57,910
Investment expense	(4,081)	(3,871)	(1,976)	(2,242)

Net investment income	$113,244	$111,433	$56,438	$55,668

Unrealized gain on available for sale securities:

Increase (decrease) in unrealized gain for period, before tax	$154,674	$(260,622)	$88,840	$(221,657)

Unrealized gain at:

June 30, 2014	$308,738

March 31, 2014	$219,898

December 31, 2013	$154,064

HCC Insurance Holdings, Inc. and Subsidiaries

Underwriting Ratios

(Unaudited)

	Six months ended		Three months ended
	June 30,		June 30,
	2014	2013	2014	2013
U.S. Property & Casualty
Aviation	60.9%	63.0%	61.9%	64.3%
Liability	59.9	63.7	59.8	64.3
Sports & Entertainment	49.3	61.6	51.0	74.3
Public Risk	58.4	76.7	58.0	75.1
Other	16.1	23.0	19.7	25.9
Loss Ratio	50.3	58.1	52.8	60.4
Expense Ratio	29.7	26.9	31.4	26.6
Combined Ratio	80.0%	85.0%	84.2%	87.0%

Professional Liability
Loss Ratio	59.5%	60.4%	59.2%	60.0%
Expense Ratio	19.8	19.3	19.7	19.4
Combined Ratio	79.3%	79.7%	78.9%	79.4%

Accident & Health
Medical Stop-loss	74.8%	75.2%	74.8%	75.2%
Other	46.4	53.9	45.2	51.8
Loss Ratio	72.2	73.7	71.7	73.5
Expense Ratio	15.5	14.6	15.5	14.9
Combined Ratio	87.7%	88.3%	87.2%	88.4%

U.S. Surety & Credit
Surety	24.9%	19.8%	24.7%	14.9%
Credit	42.2	18.1	43.2	0.8
Loss Ratio	29.4	19.4	29.6	11.3
Expense Ratio	54.5	54.9	54.1	54.3
Combined Ratio	83.9%	74.3%	83.7%	65.6%

International
Marine & Energy	49.8%	48.0%	51.8%	46.5%
Property Treaty	20.1	51.1	19.4	77.1
Surety & Credit	45.6	63.0	42.7	62.5
Liability	49.3	49.4	47.5	48.9
Other	40.4	34.3	37.8	27.9
Loss Ratio	40.1	49.9	38.9	56.0
Expense Ratio	38.6	33.9	39.1	34.0
Combined Ratio	78.7%	83.8%	78.0%	90.0%

Consolidated
Loss Ratio	57.2%	59.9%	57.2%	60.5%
Expense Ratio	26.0	24.6	26.3	24.8
Combined Ratio	83.2%	84.5%	83.5%	85.3%

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP

(Unaudited, in thousands)

	Six months ended		Three months ended
	June 30,		June 30,
	2014	2013	2014	2013

Numerator:

GAAP net earnings	$205,047	$194,012	$97,136	$88,162

Exclude:
Net realized investment gain*	16,348	8,575	3,188	3,004
Foreign currency benefit (expense)*	(4,340)	5,879	(1,798)	(1,261)
Total items excluded from operating earnings	12,008	14,454	1,390	1,743

Operating earnings	$193,039	$179,558	$95,746	$86,419

Denominator:

GAAP equity - beginning of period	$3,674,430	$3,542,612	$3,782,113	$3,585,249

Exclude - Accumulated other comprehensive income	118,651	295,271	162,221	268,100

Beginning equity, as adjusted	$3,555,779	$3,247,341	$3,619,892	$3,317,149

GAAP equity - end of period	$3,914,055	$3,505,383	$3,914,055	$3,505,383

Exclude - Accumulated other comprehensive income	220,422	126,119	220,422	126,119

Ending equity, as adjusted	$3,693,633	$3,379,264	$3,693,633	$3,379,264

Average equity, as adjusted	$3,624,706	$3,313,303	$3,656,763	$3,348,207

Annualized operating return on equity	10.7%	10.8%	10.5%	10.3%

* Net of tax, calculated using 35% statutory tax rate.